                                                                   EXHIBIT 99.19

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
---------------------------
Steve Moeller
Director, Accounting

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

20-Jul-02     Summary Of Bank, Investment & Petty Cash Accounts     Attachment 1
4:17 PM            American Hawaii Properties Corporation
Summary                   Case No: 01-10976 (JCA)                      UNAUDITED
                           For Month Of June, 2002
American Hawaii Properties Corp

                                                     Balances
                                        ---------------------------------      Receipts &            Bank
                                          Opening              Closing         Disbursements         Statements      Account
Account                                 As Of 6/01/02       As Of 6/30/02      Included              Included        Reconciled
-------                                 -------------       -------------      -------------         ---------       ----------
AHC - Honolulu Payroll                       0.00                0.00          No -                  No -            No -
Bank One                                                                       Account               Account         Account
Account # - 552-0110673379                                                     Closed                Closed          Closed

American Hawaii Pro DBA AHC                  0.00                0.00          No -                  No -            No -
Bank of Hawaii                                                                 Account               Account         Account
Account # - 0001-037773                                                        Closed                Closed          Closed

Honolulu Office                              0.00                0.00          No -                  Not A Bank      No -
Petty Cash                                                                     No Activity           Account         No Activity

20-Jul-02                 Receipts & Disbursements                  Attachment 2
4:18 PM               American Hawaii Properties Corp
Summary                    Case No: 01-10976 (JCA)
                           For Month Of June, 2002
American Hawaii Properties Corp
Attach 2

         No Receipts Or Disbursements Due To All Accounts Closed

20-Jul-02       Concentration & Investment Account Statements       Attachment 3
4:18 PM                American Hawaii Properties Corp
Summary                    Case No: 01-10976 (JCA)
                           For Month Of June, 2002
American Hawaii Properties Corp
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 26-JUL-02 09:47:49
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: JUN-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                           PTD-Actual
                                            30-Jun-02
                                           ---------
Revenue
Gross Revenue                                   0.00
Allowances                                      0.00
                                            --------
Net Revenue                                     0.00

Operating Expenses
Air                                             0.00
Hotel                                           0.00
Commissions                                     0.00
Onboard Expenses                                0.00
Passenger Expenses                              0.00
Vessel Expenses                                 0.00
Layup/Drydock Expense                           0.00
Vessel Insurance                                0.00
                                            --------
Total Operating Expenses                        0.00

                                            --------
Gross Profit                                    0.00

SG&A Expenses
General and Admin Expenses                 (1,475.02)
Sales & Marketing                               0.00
Start-Up Costs                                  0.00
                                            --------
Total SG&A Expenses                        (1,475.02)

                                            --------
EBITDA                                      1,475.02

Depreciation                                    0.00

                                            --------
Operating Income                            1,475.02

Other Expense/(Income)
Interest Income                                 0.00
Equity in Earnings for Sub                      0.00
Reorganization expenses                         0.00
                                            --------
Total Other Expense/(Income)                    0.00

                                            --------
Net Pretax Income/(Loss)                    1,475.02

Income Tax Expense                              0.00

                                            --------
Net Income/(Loss)                           1,475.02
                                            ========

AMCV US SET OF BOOKS                                    Date: 26-JUL-02 09:52:59
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: JUN-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                                YTD-Actual                YTD-Actual
                                                30-Jun-02                 22-Oct-02
                                              -------------             -------------
ASSETS

Cash and Equivalent                                    0.00                175,430.72

Restricted Cash                                        0.00                      0.00

Accounts Receivable                                    0.00                  1,334.40

Inventories                                            0.00              1,214,962.00

Prepaid Expenses                                       0.00                  7,240.63

Other Current Assets                                   0.00                      0.00
                                              -------------             -------------
Total Current Assets                                   0.00              1,398,967.75

Fixed Assets                                           0.00              1,553,888.60

Accumulated Depreciation                               0.00               (591,442.88)
                                              -------------             -------------
Net Fixed Assets                                       0.00                962,445.72

Net Goodwill                                           0.00                      0.00

Intercompany Due To/From                      (2,976,313.66)            (3,743,572.98)

Net Deferred Financing Fees                            0.00                      0.00

Net Investment in Subsidiaries                         0.00                      0.00
                                              -------------             -------------
Total Other Assets                            (2,976,313.66)            (3,743,572.98)
                                              -------------             -------------
Total Assets                                  (2,976,313.66)            (1,382,159.51)
                                              =============             =============

AMCV US SET OF BOOKS                                    Date: 26-JUL-02 09:52:59
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: JUN-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                                   YTD-Actual                YTD-Actual
                                                   30-Jun-02                 22-Oct-02
                                                 -------------             -------------
LIABILITIES

Accounts Payable                                          0.00                      0.00

Accrued Liabilities                                       0.00                      0.00

Deposits                                                  0.00                      0.00
                                                 -------------             -------------
Total Current Liabilities                                 0.00                      0.00

Long Term Debt                                            0.00                      0.00

Other Long Term Liabilities                               0.00                      0.00
                                                 -------------             -------------
Total Liabilities                                         0.00                      0.00

OTHER

Liabilities Subject to Compromise                         0.00                      0.00
                                                 -------------             -------------
Total Other                                               0.00                      0.00

OWNER'S EQUITY

Common Stock                                          1,000.00                  1,000.00

Add'l Paid In Capital                                     0.00                      0.00

Current Net Income (Loss)                        (1,440,306.39)            (1,383,800.96)

Retained Earnings                                (1,537,007.27)                   641.45
                                                 -------------             -------------
Total Owner's Equity                             (2,976,313.66)            (1,382,159.51)
                                                 -------------             -------------
Total Liabilities & Equity                       (2,976,313.66)            (1,382,159.51)
                                                 =============             =============

American Hawaii Properties             ATTACHMENT 6               01-10976 (JCA)
                       Summary List of Due To/Due From Accounts
                           For the Month Ended June 30, 2002

                                                               BEGINNING                                                   ENDING
AFFILIATE NAME                              CASE NUMBER         BALANCE                DEBITS               CREDITS       BALANCE
--------------                              -----------      --------------           --------              -------   --------------
American Classic Voyages Co.                  01-10954       (2,485,515.74)           1,475.02                 --     (2,484,040.72)
AMCV Cruise Operations, Inc.                  01-10967       (5,188,990.02)                 --                 --     (5,188,990.02)
The Delta Queen Steamboat Co.                 01-10970          (43,550.29)                 --                 --        (43,550.29)
Great AQ Steamboat, L.L.C                     01-10960            1,496.24                  --                 --          1,496.24
Great River Cruise Line, L.L.C                01-10963           (9,562.38)                 --                 --         (9,562.38)
Cruise America Travel, Incorporated           01-10966           (1,126.92)                 --                 --         (1,126.92)
Cape Cod Light, L.L.C                         01-10962           31,777.30                  --                 --         31,777.30
Project America, Inc.                              N/A        1,297,351.35                  --                 --      1,297,351.35
Oceanic Ship Co.                                   N/A        3,724,194.25                  --                 --      3,724,194.25
Great Hawaiian Cruise Line, Inc.              01-10975          179,648.39                  --              15.00        179,633.39
Great Hawaiian Properties Corporation         01-10971           62,430.01                  --                 --         62,430.01
Great Independence Ship Co.                   01-10969         (542,250.76)                 --                 --       (542,250.76)
CAT II, Inc.                                  01-10968           (3,675.11)                 --                 --         (3,675.11)
                                                             -------------            --------              -----     --------------
                                                             (2,977,773.68)           1,475.02              15.00     (2,976,313.66)
                                                             =============            ========              =====     ==============

                     American Hawaii Properties Corporation
                                 01-10976 (JCA)

                            Accounts Receivable Aging
                               As of June 30, 2002

                                  Attachment 7

                                 Not Applicable

                     American Hawaii Properties Corporation
                                 01-10976 (JCA)

                             Accounts Payable Detail
                               As of June 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.